SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported) October 15, 2002

Lakeland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	33-27312	22-2953275
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey 07438
(Address of principal executive offices) (Zip Code)

973-697-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On October 15, 2002, Lakeland Bancorp, Inc. disseminated a press release reporting Third Quarter 2002 earnings which is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7.    Exhibits.

99.1        Press Release, dated October 15, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ ROGER BOSMA
Name: Roger Bosma Title: President and Chief Executive Officer
Date: October 15, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 15, 2002